EXHIBIT 23(g)

                         [O'CONNOR CAVANAGH LETTERHEAD]

                                  602-263-2606

                               February 11, 1998

ASR Investments Corporation
335 North Wilmot - Suite 250
Tucson, Arizona 85711

   -and-

United Dominion Realty Trust, Inc.
10 South Sixth Street
Richmond, Virginia 23219-3802

                     RE: FORM S-4 REGISTRATION STATEMENT -
                         UNITED DOMINION REALTY TRUST, INC.
                         PROXY STATEMENT - ASR INVESTMENTS CORPORATION

Ladies and Gentlemen:

        We hereby expressly consent to any references to our firm in the above-captioned Registration Statement and Proxy Statement.

                                        Very truly yours,

                                        /s/ O'Connor, Cavanagh, Anderson,
                                            Killingsworth & Beshears, P.A.
                                       ---------------------------------------
                                        O'Connor, Cavanagh, Anderson,
                                        Killingsworth & Beshears, P.A.